UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
September 2, 2025
THE CAMPBELL'S COMPANY

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 2, 2025, Stanley Polomski, Senior Vice President & Controller and principal accounting officer of The Campbell’s Company (the “Company”), announced his intention to transition to the role of Senior Vice President, Business Process Optimization, effective September 22, 2025. On September 3, 2025, the Company appointed Kelly L. Palumbo as Senior Vice President, Controller and Chief Accounting Officer, effective September 22, 2025.
Ms. Palumbo, age 51, served as Corporate Vice President, Finance and Corporate Controller at Charles River Laboratories International, Inc. since July 2023. Prior to that, she spent over two decades with Johnson & Johnson in senior finance roles, including Vice President of Finance, Transformation and Talent Strategy, and Senior Finance Director for the company’s global beauty and baby portfolios.
In connection with her appointment as Senior Vice President, Controller and Chief Accounting Officer, Ms. Palumbo will receive the following compensation arrangements:
i.base salary of $410,000 per year;
ii.target annual bonus for fiscal 2026 under the Company’s Annual Incentive Plan of 55% of base salary, pro rata, payable at the discretion of the Board of Directors of the Company and subject to the achievement of individual and Company performance goals and objectives; and
iii.target long-term incentive award for fiscal 2026 of 110% of base salary under the Company’s 2022 Long-Term Incentive Program.
In addition, Ms. Palumbo will receive a one-time grant of time-lapse restricted stock units with a value of $200,000, which will vest in three equal annual installments beginning on the first anniversary of the grant, and a cash payment of $300,000 in recognition of the forfeiture of an annual bonus from her prior employment and the loss of certain benefits.
Ms. Palumbo will participate in the Company’s standard employee benefit and retirement programs and receive $2,500 per quarter under the Personal Choice Program. The Personal Choice Program is further described in the Company’s 2024 Proxy Statement.
There are no family relationships between Ms. Palumbo and any directors or executive officers of the Company. There are no transactions in which Ms. Palumbo has an interest which would require disclosure by the Company under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CAMPBELL'S COMPANY

Date: September 5, 2025	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Executive Vice President, General Counsel and Corporate Secretary